Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the
Sarbanes - Oxley Act of 2002

In connection with the Annual Report of Professional Lease Management Income Fund I, L.L.C., (the “Fund”), on Form 10-KSB/A for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Financial Officer of the Manager and of the Fund, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  the Report of the Fund filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Richard K Brock
Richard K Brock
Chief Financial Officer of PLM Financial Services, Inc.
(Principal Financial Officer)
June 6, 2006